POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Seabulk International, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Alan R. Twaits, Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-8 under the Securities Act of 1933, any and all amendments to and documents in support of or supplemental to said registration statement by the Corporation; and the Corporation and each said person hereby grant to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all amendments to and documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of May 25, 2001
                                                 SEABULK INTERNATIONAL, INC.


Attest:_____________________________     By:____________________________________
           Alan R. Twaits, Secretary                  Gerhard E. Kurz
                                          President and Chief Executive Officer

/s/ GERHARD E. KURZ                        /s/ J. STEPHEN NOUSS
----------------------------------       ---------------------------------------
         Gerhard E. Kurz                             J. Stephen Nouss
President and Chief Executive Officer  Senior Vice President and Chief Financial
                                                        Officer

/s/ MICHEAL J. PELLICI                    /s/ JAMES J. GAFFNEY
----------------------------------       ---------------------------------------
         Michael J. Pellici                       James J. Gaffney
          Controller                                  Director

/s/ PETER H. CRESSY                      /s/ JEAN FITZGERALD
----------------------------------       ---------------------------------------
         Peter H. Cressy                          Jean Fitzgerald
         Director                                    Director

/s/ ROBERT L. KEISER                       /s/ JOHN F. MCGOVERN
----------------------------------        --------------------------------------
         Robert L. Keiser                            John F. McGovern
         Director                                    Drector

/s/ THOMAS P. MOORE, JR.                  /s/ DONALD R. SHEPHERD
----------------------------------        --------------------------------------
         Thomas P. Moore, Jr.                   Donald R. Shepherd
         Director                                    Director